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                           OLD KENT VARIABLE ANNUITY
                              SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY

      SUPPLEMENT DATED AUGUST 7, 2001 TO THE PROSPECTUS DATED MAY 1, 2001

Effective August 6, 2001, Kent Aggressive Growth Fund changed its name to Fifth Third Quality Growth VIP Fund. The name of the corresponding Sub-Account is changed from Kent Aggressive Growth Fund Sub-Account to Fifth Third Quality Growth VIP Fund Sub-Account. Please disregard any references to the old names in the prospectus.

The first paragraph under the Subsection of the prospectus entitled "The Funds" in the "General Contract Information" Section of the prospectus is hereby deleted and replaced with the following:

    Fifth Third Quality Growth VIP Fund (the "Fund") is a diversified investment portfolio of Variable Insurance Funds, an open-end management investment company organized as a Massachusetts business trust in 1994. Lyon Street Asset Management Company ("Lyon Street") currently serves as investment advisor to the Fund. Lyon Street is located at 111 Lyon Street, NW, Grand Rapids, Michigan 49503 and is an indirect, wholly owned subsidiary of Fifth Third Bancorporation. It is anticipated that Fifth Third Asset Management, the primary investment advisory subsidiary of Fifth Third Bancorporation, will replace Lyon Street as investment advisor of the Fund on or about October 1, 2001. In connection with this anticipated change of investment advisor, shareholders of the Fund will be asked to approve a new investment advisory agreement between Variable Insurance Funds, on behalf of the Fund, and Fifth Third Asset Management.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-69485
HV-3288